UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 17, 2005
Williams Partners L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-32599	20-2485124
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Williams Center Tulsa, Oklahoma	74172-0172
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (918) 573-2000
NOT APPLICABLE
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Underwriting Agreement
Press Release

Item 1.01 Entry into a Material Definitive Agreement.
     As described in its final prospectus (the “Prospectus”) dated August 17, 2005 (File Nos. 333-124517 and 333-127655) and filed on August 19, 2005 with the Securities and Exchange Commission pursuant to Rule 424(b)(4) under the Securities Act of 1933, as amended (the “Securities Act”), Williams Partners L.P. (the “Partnership”) entered into an underwriting agreement on August 17, 2005 (the “Underwriting Agreement”) with Williams Natural Gas Liquids, Inc. (“WNGL”), Williams Midstream Natural Gas Liquids, Inc. (“WMNGL”), Williams Energy, L.L.C. (“WE”), Williams Energy Services, LLC (“WES”), Williams Discovery Pipeline LLC (“Williams Pipeline”), Williams Partners Holdings LLC (“Holdings” and together with WE, WES and Williams Pipeline, the “Selling Unitholders”), Williams Partners GP LLC, the general partner of the Partnership (the “General Partner”), Williams Partners Operating LLC (the “OLLC”) and Lehman Brothers Inc., Citigroup Global Markets Inc., RBC Capital Markets Corporation and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) providing for the offer and sale in a firm commitment underwritten offering of 5,000,0000 common units representing limited partner interests in the Partnership (“Common Units”) sold by the Partnership at a price to the public of $21.50 per Common Unit ($20.13 per Common Unit, net of underwriting discounts). Pursuant to the Underwriting Agreement, the Selling Unitholders granted the underwriters a 30-day option to purchase up to an additional 750,000 Common Units (the “Option”) on the same terms as those Common Units sold by the Partnership if the Underwriters sold more than 5,000,000 Common Units in the offering. The Option was exercised in full by the Underwriters on August 18, 2005. The transactions contemplated by the Underwriting Agreement, including the Option, closed on August 23, 2005.
     In the Underwriting Agreement, the Partnership and the Selling Unitholders have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K and is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
     On August 18, 2005, the Partnership announced that it had priced its initial public offering of 5,000,000 Common Units. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
     In accordance with General Instruction B.2 of Form 8-K, the press release shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference into any filing under the Securities Act or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit Number	Description
Exhibit 1.1	Underwriting Agreement, dated August 17, 2005, among Williams Partners L.P., Williams Natural Gas Liquids, Inc., Williams Midstream Natural Gas Liquids, Inc., Williams Energy, L.L.C., Williams Energy Services, LLC, Williams Discovery Pipeline LLC, Williams Partners Holdings LLC, Williams Partners GP LLC, Williams Partners Operating LLC and Lehman Brothers Inc., Citigroup Global Markets Inc., RBC Capital Markets Corporation and Wachovia Capital Markets, LLC.

Exhibit 99.1	Williams Partners L.P. Press Release dated August 18, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMS PARTNERS L.P.
By:	Williams Partners GP LLC,
its General Partner

Date: August 23, 2005	/s/ Donald R. Chappel
Donald R. Chappel
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 1.1	Underwriting Agreement, dated August 17, 2005, among Williams Partners L.P., Williams Natural Gas Liquids, Inc., Williams Midstream Natural Gas Liquids, Inc., Williams Energy, L.L.C., Williams Energy Services, LLC, Williams Discovery Pipeline LLC, Williams Partners Holdings LLC, Williams Partners GP LLC, Williams Partners Operating LLC and Lehman Brothers Inc., Citigroup Global Markets Inc., RBC Capital Markets Corporation and Wachovia Capital Markets, LLC.

Exhibit 99.1	Williams Partners L.P. Press Release dated August 18, 2005.